Airspan Expands Senior Leadership Team with Addition of Industry Veteran

Alastair Westgarth to help manage Company’s rapid growth as new Chief Technology Officer

BOCA RATON, Fla. - July 13, 2006 — Airspan Networks, Inc. (NASDAQ: AIRN), a leading worldwide provider of WiMAX-based broadband wireless access networks and carrier class Voice over Internet Protocols (VoIP) and Wi-Fi Hotzone systems, has named Alastair B. Westgarth as its Chief Technology Officer. Mr. Westgarth joins Airspan at a time of growth opportunities, as the Company continues to expand its market share for Broadband Wireless during this exciting time of broadband wireless growth lead by WiMAX.

At Airspan, Mr. Westgarth will be responsible for product strategy and driving product delivery of the Company’s broadband wireless solutions for WiMAX and beyond. "Airspan has an impressive list of customers - more than 350 in 100 countries. I am excited to work with these market-leading organizations and deliver Airspan’s next-generation of WiMAX products and services," said Westgarth. In addition to his technology role, Westgarth will be responsible for helping shape corporate strategy and customer relationships.

“The opportunities we are facing require investment in leadership,” said Eric Stonestrom, CEO of Airspan. “Alastair’s vast experience as a former Senior Vice President of Product Line Management at InnerWireless and Chief Executive Officer of Navini brings a new depth and breadth of perspective to assure Airspan’s continued success in the WiMAX market. He adds depth and expertise to the management team that can help Airspan continue its commitment to deliver industry-leading innovation into the future. Alastair’s knowledge base in fixed and mobile broadband is extensive, and I am confident that he will help propel Airspan as he manages our existing products and guides the delivery of new products to complement the evolving needs of current and future customers.”

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Prior to joining Airspan, Alastair served as Senior Vice President of Product Line Management at InnerWireless, which develops and deploys in-building broadband wireless distribution systems plus indoor location positioning platforms. While at InnerWireless, Westgarth was responsible for all product development and planning for the indoor market segments addressed by InnerWireless - healthcare, government, and high-end commercial buildings. Prior to InnerWireless Inc., Westgarth previously served as President and CEO of Navini Networks, a provider of portable broadband wireless access solutions. While at Navini, Westgarth led the company from inception to commercial deployments and through several rounds of funding, bringing in more than $115 million in venture capital. Westgarth also served as an executive team member at Nortel Networks and First Broadcasting.

“I am thrilled to be joining Airspan’s exceptional senior leadership team,” said Westgarth. “There are many exhilarating opportunities for this Company, especially with the strong market demand for wireless and Airspan‘s industry leading technology. I believe the possibilities for the Company are significant and I look forward to the challenge of helping to shape its future.”

The Company also announced today that Jonathan Paget, Airspan’s chief operating officer, will be leaving the company to pursue other opportunities at the end of the third quarter. "We wish to thank Jonathan for his contribution to the growth of the Company over the past seven years," said Eric Stonestrom.

About Airspan Networks Inc.

Airspan Networks provides fixed and wireless voice and data systems and solutions, including Voice Over IP (VoIP). Its wireless products serve operators around the world in both licensed and unlicensed frequency bands between 700 MHz and 6 GHz, including both PCS and 3.5GHz international bands. Airspan has a strong wireless product roadmap that includes offerings compliant with the 802.11 a/b/g and the WiMAX 802.16-2004 standard, including software upgradeability to Mobile WiMAX (the 802.16e-2005 standard). Airspan is on the Board and is a founder member of the WiMAX Forum and a member of the Wi-Fi Alliance. The Company has deployments with more than 350 operators in more than 100 countries. Airspan’s wireless systems are based on radio technology that delivers excellent area coverage, high security and resistance to fading. These systems can be deployed rapidly and cost effectively, providing an attractive alternative to traditional wired communications networks. Airspan’s new AS.TONE VoIP system is a carrier class, turnkey solution that provides carriers with Class 4, Class 5 and IP-Centrex solutions and has a Softswitch and Gateways supporting SIP/H323 and SIP. AS.Tone’s design provides customers; carriers, next-generation telcos, cellular providers and ITSP with a wide range of solutions with the best price/performance system for IP telephony. Airspan also offers radio planning, network installation, integration, training and support services to facilitate the deployment and operation of its systems. Airspan is headquartered in Boca Raton, Florida with its main operations center in Uxbridge, United Kingdom.

More information on Airspan can be found at http://www.airspan.com

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This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, including statements regarding our strategy, future operations, financial position, future revenues, projected costs, prospects, plans and objectives of management, may be deemed to be forward-looking statements. The words "anticipates," "believes," "estimates," "expects," "intends," "may," "plans," "projects," "will," "would" and similar expressions or negative variations thereof are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. Investors and others are therefore cautioned that a variety of factors, including certain risks, may affect our business and cause actual results to differ materially from those set forth in the forward-looking statements. These risk factors include, without limitation, (i) a slowdown of expenditures by communication service providers; (ii) increased competition from alternative communication systems; (iii) the failure of our existing or prospective customers to purchase products as projected; (iv) our inability to successfully implement cost reduction or containment programs; (v) the potential loss of Axtel and Yozan as our largest customers; and specific to this press release, (vi) our potential inability to locate and secure additional sources of capital at the time and in the amount needed; (vii) the possibility that Yozan will materially delay or cancel future equipment orders; (viii) our inability to cancel certain component orders and/or to use or sell any excess inventory we accumulate as a result of the Yozan contract amendment. The Company is subject to the risks and uncertainties described in its filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended 31 December, 2005 and its Form 10-Q for the quarter ended April 2, 2006. You should read those factors as being applicable to all related forward-looking statements wherever they appear in this press release. We do not assume any obligation to update any forward-looking statements.

For Investment inquiries, contact:
Airspan Networks:
Peter Aronstam
Chief Financial Officer
Tel: +1 561 893-8682
Fax: +1 561 893-8671
Email: paronstam@airspan.com